UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15776 Laguna Canyon Road, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Merger Agreement

On May 29, 2015, Boot Barn, Inc. (“Purchaser”), a wholly owned subsidiary of Boot Barn Holdings, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Purchaser, Rodeo Acquisition Corp., a wholly owned subsidiary of Purchaser (“Merger Sub”), Sheplers Holding Corporation (“Sheplers”) and Gryphon Partners III, L.P., individually solely in its capacity as Guarantor (as defined in the Merger Agreement) for purposes of Section 8.1(a)(i) thereto, and otherwise solely in its capacity as the Sellers’ Representative (as defined in the Merger Agreement).

Sheplers, headquartered in Frisco, TX, is a leading retailer of western apparel and accessories.  Pursuant to the Merger Agreement, Merger Sub will merge with and into Sheplers with Sheplers as the surviving corporation and an indirect wholly-owned subsidiary of the Company.  The merger consideration will be approximately $147.0 million in cash, subject to customary adjustments.

The Merger Agreement contains customary representations, warranties and covenants of the parties.  Subject to certain exceptions and other provisions, the parties have agreed to indemnify each other for breaches of representations and warranties, breaches of covenants and certain other matters.  An aggregate of $12.82 million of the merger consideration will be deposited into an escrow account to satisfy amounts in respect of merger consideration adjustments and to provide for payment to Purchaser of indemnity claims, if any.  The parties to the Merger Agreement have certain rights to terminate the Merger Agreement, and if it is terminated under certain circumstances related to Purchaser’s failure to obtain debt financing, the Merger Agreement provides for Purchaser to pay to Sheplers $10.0 million.  The closing of the transactions contemplated by the Merger Agreement is subject to customary closing conditions, and the Company expects that the closing will occur by the week of June 29, 2015.

The above description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which has been filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Debt Commitment Letters

In connection with the transactions contemplated by the Merger Agreement, Purchaser has entered into commitment letters (the “Debt Commitment Letters”) with Wells Fargo Bank, National Association (“Wells Fargo”) and GCI Capital Markets LLC (“Golub”) on May 29, 2015, pursuant to which, among other things, (i) Wells Fargo has committed to provide a senior secured asset-based revolving credit facility in an aggregate principal amount of $125.0 million plus certain overadvance and uncommitted incremental increase options and (ii) Golub has committed to provide a senior secured term loan facility in an aggregate principal amount of $200.0 million plus certain uncommitted incremental increase options.  The proceeds of the facilities contemplated by the Debt Commitment Letters, in addition to a portion of Purchaser’s existing cash on hand, will be used to, among other things, (A) pay the merger consideration contemplated by the Merger Agreement, (B) refinance or repay the loans under Purchaser’s existing credit facilities and certain outstanding indebtedness of Sheplers, and (C) pay any prepayment premiums, fees and expenses in connection with any of the foregoing.  The commitments to provide the facilities contemplated by the Debt Commitment Letters are subject to certain representations, warranties, covenants and closing conditions, including the negotiation of definitive documentation for the loans and other customary closing conditions. Purchaser will pay customary fees and expenses in connection with the Debt Commitment Letters and the loans, and, subject to customary exceptions, Purchaser will indemnify the lenders for certain losses incurred by the lenders in connection with the transactions contemplated by the Debt Commitment Letter.

The above description of the Debt Commitment Letters does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Commitment Letters, copies of which have been filed as Exhibit 10.1 and Exhibit 10.2 hereto, and are incorporated herein by reference.

Item 8.01        Other Events.

The Company issued a press release on June 1, 2015 announcing the execution of the Merger Agreement, a copy of which has been filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibits

Exhibit 2.1	Merger Agreement, dated May 29, 2015, by and among Boot Barn, Inc., Rodeo Acquisition Corp., Sheplers Holding Corporation and Gryphon Partners III, L.P.*

Exhibit 10.1	Commitment Letter, dated May 29, 2015, by and between Boot Barn, Inc. and Wells Fargo Bank, National Association

Exhibit 10.2	Commitment Letter, dated May 29, 2015, by and between Boot Barn, Inc. and GCI Capital Markets LLC

Exhibit 99.1	Press release dated June 1, 2015.

*                                         The schedules and exhibits to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this report are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words.  You should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions, including the risks that the transactions described in this report will not occur as contemplated.  Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could cause events to differ materially from those anticipated in the forward-looking statements.  Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company.  Further, any forward-looking statement speaks only as of the date on which it is made.  Except as required by law, the Company does not intend to update or revise the forward-looking statements in this report after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date: June 3, 2015	By:	/s/ Gregory V. Hackman
		Name:	Gregory V. Hackman
		Title:	Chief Financial Officer

Exhibit List

Exhibit No.	Description of Exhibits

Exhibit 2.1	Merger Agreement, dated May 29, 2015, by and among Boot Barn, Inc., Rodeo Acquisition Corp., Sheplers Holding Corporation and Gryphon Partners III, L.P.*

Exhibit 10.1	Commitment Letter, dated May 29, 2015, by and between Boot Barn, Inc. and Wells Fargo Bank, National Association

Exhibit 10.2	Commitment Letter, dated May 29, 2015, by and between Boot Barn, Inc. and GCI Capital Markets LLC

Exhibit 99.1	Press release dated June 1, 2015.

*                                         The schedules and exhibits to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.